                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in  my  capacity  as a  Trustee  of  Centennial
Government Trust (the "Trust"),  to sign on my behalf any and all Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933, the Investment  Company Act of
1940 and any  amendments  and  supplements  thereto,  and proxy  statements or other  documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done in and  about the premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and  each of them,  may  lawfully  do or  cause to be done by  virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/William L. Armstrong
------------------------------
William L. Armstrong

Witness: /s/Kathleen Ives
        ----------------------------
        Kathleen Ives
        Assistant Secretary

&

I:\shardata\ossexec\SHARDATA\Denver Board\2004\POA\Avis\CGT.doc

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                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in  my  capacity  as a  Trustee  of  Centennial
Government Trust (the "Trust"),  to sign on my behalf any and all Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933, the Investment  Company Act of
1940 and any  amendments  and  supplements  thereto,  and proxy  statements or other  documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done in and  about the premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and  each of them,  may  lawfully  do or  cause to be done by  virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/Robert G. Avis
------------------------------
Robert G. Avis

Witness: /s/Kathleen Ives
        ----------------------------
        Kathleen Ives
        Assistant Secretary

&

I:\shardata\ossexec\SHARDATA\Denver Board\2004\POA\Bowen\CGT.doc

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                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in  my  capacity  as a  Trustee  of  Centennial
Government Trust (the "Trust"),  to sign on my behalf any and all Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933, the Investment  Company Act of
1940 and any  amendments  and  supplements  thereto,  and proxy  statements or other  documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done in and  about the premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and  each of them,  may  lawfully  do or  cause to be done by  virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/George C. Bowen
------------------------------------
George C. Bowen

Witness: /s/Kathleen Ives
        ----------------------------
        Kathleen Ives
        Assistant Secretary

&

I:\shardata\ossexec\SHARDATA\Denver Board\2004\POA\Cameron\CGT.doc

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                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in  my  capacity  as a  Trustee  of  Centennial
Government Trust (the "Trust"),  to sign on my behalf any and all Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933, the Investment  Company Act of
1940 and any  amendments  and  supplements  thereto,  and proxy  statements or other  documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done in and  about the premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and  each of them,  may  lawfully  do or  cause to be done by  virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/Edward L. Cameron
------------------------------------
Edward L. Cameron

Witness: /s/Kathleen Ives
        ----------------------------
        Kathleen Ives
        Assistant Secretary

&

I:\shardata\ossexec\SHARDATA\Denver Board\2004\POA\Fossel\CGT.doc

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                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in  my  capacity  as a  Trustee  of  Centennial
Government Trust (the "Trust"),  to sign on my behalf any and all Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933, the Investment  Company Act of
1940 and any  amendments  and  supplements  thereto,  and proxy  statements or other  documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done in and  about the premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and  each of them,  may  lawfully  do or  cause to be done by  virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/Jon S. Fossel
------------------------------
Jon S. Fossel

Witness: /s/Kathleen Ives
        ----------------------------
        Kathleen Ives
        Assistant Secretary

&

I:\shardata\ossexec\SHARDATA\Denver Board\2004\POA\Freedman\CGT.doc

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                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in  my  capacity  as a  Trustee  of  Centennial
Government Trust (the "Trust"),  to sign on my behalf any and all Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933, the Investment  Company Act of
1940 and any  amendments  and  supplements  thereto,  and proxy  statements or other  documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done in and  about the premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and  each of them,  may  lawfully  do or  cause to be done by  virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/Sam Freedman
------------------------------
Sam Freedman

Witness: /s/Kathleen Ives
        ----------------------------
        Kathleen Ives
        Assistant Secretary

&

I:\shardata\ossexec\SHARDATA\Denver Board\2004\POA\Grabish\CGT.doc

&

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in  my  capacity  as a  Trustee  of  Centennial
Government Trust (the "Trust"),  to sign on my behalf any and all Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933, the Investment  Company Act of
1940 and any  amendments  and  supplements  thereto,  and proxy  statements or other  documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done in and  about the premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and  each of them,  may  lawfully  do or  cause to be done by  virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/ Richard F. Grabish
------------------------
Richard F. Grabish

Witness:_______________________________
        Kathleen Ives
        Assistant Secretary

&

I:\shardata\ossexec\SHARDATA\Denver Board\2004\POA\Hamilton\CGT.doc

&

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in  my  capacity  as a  Trustee  of  Centennial
Government Trust (the "Trust"),  to sign on my behalf any and all Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933, the Investment  Company Act of
1940 and any  amendments  and  supplements  thereto,  and proxy  statements or other  documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done in and  about the premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and  each of them,  may  lawfully  do or  cause to be done by  virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/Beverly Hamilton
------------------------------------
Beverly Hamilton

Witness: /s/Kathleen Ives
        ----------------------------
        Kathleen Ives
        Assistant Secretary

&

I:\shardata\ossexec\SHARDATA\Denver Board\2004\POA\Malone\CGT.doc

&

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in  my  capacity  as a  Trustee  of  Centennial
Government Trust (the "Trust"),  to sign on my behalf any and all Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933, the Investment  Company Act of
1940 and any  amendments  and  supplements  thereto,  and proxy  statements or other  documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S.
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done in and  about the premises,  as fully as to all intents  and  purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and  each of them,  may  lawfully  do or  cause to be done by  virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/Robert J. Malone
------------------------------------
Robert J. Malone

Witness: /s/Kathleen Ives
        ----------------------------
        Kathleen Ives
        Assistant Secretary

&

I:\shardata\ossexec\SHARDATA\Denver Board\2004\POA\Murphy\CGT.doc

&

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me  and  in my  capacity  as a  Trustee,  President  and
Principal Executive Officer of Centennial  Government Trust (the "Trust"),  to
sign  on  my  behalf  any  and  all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and proxy  statements or other  documents in connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents  in  connection  therewith,  with the U.S.  Securities  and Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and  purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/John V. Murphy
------------------------------
John V. Murphy

Witness: /s/Kathleen Ives
        ----------------------------
        Kathleen Ives
        Assistant Secretary

&

I:\shardata\ossexec\SHARDATA\Denver Board\2004\POA\Wixted\CGT.doc

&

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful  attorney-in-fact  and  agent,  with  full  power of  substitution  and resubstitution,  for  me and  in my  capacity  as a  Treasurer  and  Principal
Financial  and  Accounting   Officer  of  Centennial   Government  Trust  (the
"Trust"), to sign on my behalf any and all Registration  Statements (including
any   post-effective   amendments  to  Registration   Statements)   under  the
Securities Act of 1933, the Investment  Company Act of 1940 and any amendments
and  supplements   thereto,   and  proxy  statements  or  other  documents  in
connection  thereunder,  and to file the same, with all exhibits thereto,  and other  documents  in  connection  therewith,  with  the  U.S.  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

&

/s/Brian W. Wixted
------------------------------------
Brian W. Wixted

Witness: /s/Kathleen Ives
        ----------------------------
        Kathleen Ives
        Assistant Secretary

&